SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2010

RESOURCE EXCHANGE OF AMERICA CORP.

(Exact name of registrant as specified in its charter)

Florida	333-157565	26-4065800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1990 Main Street, Suite 750 Sarasota, FL 34236
(Address of principal executive offices)

941-312-0330
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Joint Venture Agreement

On September 28, 2010, Resource Exchange of America Corp. (the “Company”) entered into a definitive Joint Venture Agreement (“the Agreement”) with LT Trading Group (“LT”).

Under the terms of the Agreement, the Company and LT will collaborate on projects involving the distribution of scrap metal in China and in Korea. Pursuant to the Agreement, LT will receive an agreed-upon per metric ton dollar amount from the sales procured by it, and the Company will receive all other revenues associated with the contract.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest. For further information regarding the terms and conditions of each of the Agreement, reference is made to such agreement, which is filed as Exhibit 10.1 hereto, and is incorporated by reference.

ITEM 7.01

REGULATION FD DISCLOSURE

Press Releases

On September 29, 2010 the Company issued a press release announcing the execution of the Joint Venture Agreement with LT, wherein the President of LT, Ms, Louisa Tsang will serve as Sales Director within the Chinese sector for the Company.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Joint Venture Agreement between Resource Exchange of America Corp. and LT Trading Group, Inc. dated September 28, 2010
99.1	Press Release dated September 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE EXCHANGE OF AMERICA CORP.
Date: October 1, 2010	By:	/s/ Dana J. Pekas
Dana J. Pekas
Chief Executive Officer & President

3